JEFFERSON BANKSHARES, INC.

           AMENDMENT TO THE AMENDED AND RESTATED

       EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT



     This AMENDMENT TO THE AMENDED AND RESTATED EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT is made as of the 19th day of May, 1994, between JEFFERSON BANKSHARES, INC., a Virginia corporation (the "Company") and O. KENTON MCCARTNEY, an executive employed by the Company or one of its subsidiary corporations (the "Executive").
     A. The Company has adopted a Split Dollar Life Insurance Plan (the "Plan") to provide certain executive employees with additional life insurance protection under split dollar life insurance policies.
     B. The Company and Executive have entered into an Amended and Restated Split Dollar Life Insurance Agreement dated as of October 29, 1993 (the "Split Dollar Agreement"), pursuant to which Executive has received Three Hundred One Thousand Dollars ($301,000) of life insurance protection under the Plan.
     C. The Company has selected Executive to receive an additional One Hundred Fifty Six Thousand Dollars ($156,000) of life insurance protection under the Plan and Executive has elected to receive such additional protection


     Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Exhibit A to the Split Dollar Agreement is hereby replaced, in its entirety, by Exhibit A attached hereto.
     2. Except as set forth in this Amendment, the Split Dollar Agreement will remain unchanged and unaltered and will continue in full force and effect.
     In consideration of the foregoing, the Company and Executive have executed and sealed this Agreement as of the day and year first written above.


(SEAL)               JEFFERSON BANKSHARES, INC.



                     By: /s/ William M. Watson, Jr.
                     Title: Vice President and Secretary




                     /s/ O. Kenton McCartney (SEAL)

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                             Exhibit A

         Specification of Certain Terms of the Policy






Policy Number:                  6,913,222

Face Amount:                    $242,000

Executive Death Benefit         $220,000



Policy Number:                  7,710,332

Face Amount:                    $95,000

Executive Death Benefit         $81,000



Policy Number:                  6,913,414

Face Amount:                    $110,000

Executive Death Benefit         $92,000



Policy Number:                  7,712,531

Face Amount:                    $80,000

Executive Death Benefit         $64,000